EX-10.3

                                            December 31, 2000


Tilden Associates, Inc.
1325 Franklin Avenue, Suite 165
Garden City, New York 11530

To Whom It May Concern:

               This is to memorialize that the undersigned, an employee of Tilden Associates, Inc., as for the year 2000 approved, and accordingly has been paid a reduced amount of compensation by reason of the financial condition of the corporation. As such, I have deferred compensation in the sum of $34,952.47 for the year.

               It has been specifically agreed that when and if the corporation shall have sufficient earnings and cash flow, in the opinion of management, said deferred amount shall be repaid to me. Management shall determine priorities in the use of available funds and as an employee there decision shall be binding on me with out recourse.

               Payment may be made in installments if need be and I waive the accrual or payment of interest on the deferred amount.

                                            Very truly yours,

                                            ROBERT BASKIND

THE FOREGOING IS AGREED UPON:

TILDEN ASSOCIATES, INC.


By:
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